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                             1995 STOCK OPTION PLAN
                         INCENTIVE STOCK OPTION CONTRACT


               This INCENTIVE STOCK OPTION CONTRACT entered into as of ______ __, 1997 between ICON CMT CORP., a Delaware corporation (the "Company"), and
___________ (the "Optionee").

                              W I T N E S S E T H:

               1. The Company, in accordance with the allotment made by the Committee and subject to the terms and conditions of the 1995 Stock Option Plan of the Company adopted by the Company's Board of Directors and approved by the Company's stockholders on October 23, 1995 (the "Plan"), grants as of the date hereof to the Optionee an option to purchase an aggregate of ______ shares of the common stock, $.001 par value per share, of the Company ("Common Stock") at $______ per share, being at least equal to the fair market value of such shares of Common Stock on the date hereof. This option is intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

               2. The term of this option shall be 10 years from the date hereof, subject to earlier termination as provided in the Plan. This option shall become exercisable as to [(a) _____ shares on the first anniversary of the date hereof, (b) ______ shares on the second anniversary of the date hereof, (c) _______ shares on the third anniversary of the date hereof, (d) _____ shares on the fourth anniversary of the date hereof, and (e) _____ shares on the fifth anniversary of the date hereof]. The right to purchase shares of Common Stock under this option shall be cumulative, so that if the full number of shares purchasable in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter, but not after the expiration of the option. Notwithstanding the foregoing, in no event may a fraction of a share of Common Stock be purchased under this option.

               3. Notwithstanding the foregoing, upon the earliest to occur of
(a) the termination of the Optionee's employment by the Company without cause (as defined below), (b) the death of the Optionee while employed by the Company,
(c) the termination of the Optionee's employment by the Company by reason of the Optionee's disability, (d) the taking of any corporate action by either the Board of Directors or stockholders of the Company to authorize a merger or consolidation in which the Company is not the surviving corporation or (e) a sale by any of Scott A. Baxter, Scott Harmolin or Richard M. Brown (collectively, the "Founders") to another person or persons of shares of Common Stock representing a majority of the total number of shares of Common Stock held by the Founders on the date hereof, which sale occurs (other than pursuant to a public offering) in a single transaction or series of related transactions (the date of the earliest to occur of the events described in clauses (a) through (e) above shall hereinafter be referred to as the "Acceleration Date"), any portion of this option not yet exercisable on the Acceleration Date that would otherwise become exercisable (x) in the case of an Acceleration Date occurring prior to the first anniversary of the date hereof, within 2 years after the Acceleration Date or (y) in the case of an Acceleration Date occurring on or after the first anniversary of the date hereof, within 1 year after






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the Acceleration Date, shall then become immediately exercisable. The term
"cause" shall mean the following: (i) the misappropriation of funds or property of the Company; (ii) the use of alcohol or illegal drugs, materially interfering with the performance of Optionee's duties for the Company, continuing after written warning; (iii) the conviction in a court of law of, or entering a plea of guilty or no contest to, any felony or any crime involving moral turpitude, dishonesty or theft; or (iv) the commission by the Optionee, in the course of his employment with the Company, of any willful or intentional act which injures and may reasonably be expected to injure the reputation, business or business relationships of the Company.

              4. This option shall be exercised by giving written notice to the Company at its principal office, presently 1200 Harbor Boulevard, Lincoln Harbor, Weehawken, New Jersey 07087, Attn.: Scott Baxter, President, stating that the Optionee is exercising this incentive stock option, specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price therefor (a) in cash or by certified check, (b) with previously acquired shares of Common Stock which have been held by the Optionee for at least six months, or (c) a combination of the foregoing.

              5. Notwithstanding the foregoing, this option shall not be exercisable by the Optionee unless (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common Stock to be received upon the exercise of the option shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon exercise. The Optionee hereby represents and warrants to the Company, that (i) the shares of Common Stock to be issued upon the exercise of this option are being acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by him will be made only pursuant to (x) a Reg istration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or
(y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Optionee shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution. Such representations and warranties shall also be deemed to be made by the Optionee upon each exercise of this option. Nothing herein shall be construed as requiring the Company to register the shares subject to this option under the Securities Act.

              6. Notwithstanding anything herein to the contrary, if at any time the Committee shall determine in its sole discretion that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issue of shares of Common Stock thereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.



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              7. Nothing in the Plan or herein shall confer upon the Optionee any right to continue in the employ of the Company, any of its Subsidiaries or a Parent, or interfere in any way with any right of the Company, any Subsidiary or a Parent to terminate such employment at any time for any reason whatsoever without liability to the Company, the Subsidiary or Parent.

              8. The Company may affix appropriate legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to
(a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, or
(b) implement the provisions of the Plan or any agreement between the Company and the Optionee with respect to such shares of Common Stock.

              9. The Company may withhold cash and/or shares of Common Stock to be issued to the Optionee in the amount which the Company determines is necessary to satisfy its obligation to withhold taxes or other amounts incurred by reason of the grant or exercise of this option, its disposition or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Optionee to pay the Company such amount in cash promptly upon demand.

              10. In the event of any disposition of the shares of Common Stock acquired pursuant to the exercise of this option within two years from the date hereof or one year from the date of transfer of such shares to him, the Optionee shall notify the Company thereof in writing within 30 days after such disposition. In addition, the Optionee shall provide the Company on demand with such information as the Company shall reasonably request in connection with determining the amount and character of the Optionee's income, the Company's deduction and its obligation to withhold taxes or other amount incurred by reason of such disqualifying disposition, including the amount thereof. The Optionee shall pay the Company in cash on demand the amount, if any, which the Company determines is necessary to satisfy such withholding obligation.

              11. The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made a part hereof. Any capitalized term not defined herein shall have the meaning ascribed to it in the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

              12. The Optionee represents and agrees that he will comply with all applicable laws relating to the Plan and the grant and exercise of the option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, federal and state securities and "blue sky" laws.


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              13. This option is not transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him or his legal representatives.

              14. This Contract shall be binding upon and inure to the benefit of the parties hereto, any successor or assign of the Company and to any Legal Representative of the Optionee.

              15. This Contract shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to the conflicts of law rules thereof.

              16. The invalidity, illegality or unenforceability of any provision herein shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

              17. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan.

              IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.



                                            ICON CMT CORP.


                                            By:
                                               ---------------------------------
                                                  Scott A. Baxter, President


                                            ------------------------------------
                                                    [NAME OF EMPLOYEE]


                                            ------------------------------------

                                            ------------------------------------
                                                         (Address)


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